Net finance expenses	6 Months Ended
Jun. 30, 2024
Analysis of income and expense [abstract]
Net finance expenses	Net finance expenses

	For the six month period ended

(in thousands of USD)	June 30, 2024	June 30, 2023

Interest income	13,292	10,945
Change in fair value of fuel derivatives recognized in P&L	—	3,210
Foreign exchange gains	10,124	9,350
Finance income	23,416	23,505

Interest expense on financial liabilities measured at amortized cost	(53,869)	(61,058)
Interest leasing	(198)	(438)
Change in fair value of fuel derivatives recognized in P&L	—	(6,445)
Fair value adjustment on interest rate swaps	—	137
Other financial charges	(5,111)	(5,394)
Foreign exchange losses	(10,218)	(10,451)
Finance expense	(69,396)	(83,649)

Net finance expense recognized in profit or loss	(45,980)	(60,144)

Interest expense on financial liabilities measured at amortized cost decreased in the first six months of
2024 compared to the same period in 2023. This decrease was related to a decrease in interest expenses on bank loans due to a lower average outstanding debt in 2024 compared to the same period last year mainly due to the sale of the 24 vessels to Frontline.
Change in fair value of fuel derivatives recognized in P&L is attributable to a decrease in expenses related to swaps, mainly on the commodity swaps or futures in connection with the Company's low sulfur fuel oil program for which hedge accounting could not be applied, resulting in a net impact for first half year 2023 of USD 3.2 million. These fuel derivatives were used to hedge the purchased fuel on board of the ULCC
Oceania against a price decrease. In November 2023, management decided to discontinue the bunker storage and offloading program and sold the ULCC Oceania. As a consequence, there is no longer an active fuel hedging program during 2024.
Interest leasing is the interest on lease liabilities.